UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2015

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                           Regulation FD Disclosure.

As previously disclosed, on September 15, 2015, Blue Cube Spinco Inc. (“Splitco”), a subsidiary of The Dow Chemical Company (“TDCC”) that will become a subsidiary of Olin Corporation (“Olin”) upon consummation of the previously announced acquisition of the Dow Chlorine Products business of TDCC by Olin (the “Merger”), and certain unaffiliated selling securityholders commenced a private debt offering (the “Private Placement”) of senior notes (the “Notes”).  The Notes will be guaranteed on a senior unsecured basis by Olin upon consummation of the Merger.

On September 25, 2015, $720,000,000 aggregate principal amount of Splitco’s 9.75% senior notes due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of Splitco’s 10.00% senior notes due 2025 (the “2025 Notes”) were priced as a part of the Private Placement.  The Notes are being sold by unaffiliated selling securityholders and Olin will not receive any proceeds from the sale of the Notes.  Neither Olin nor Splitco will sell any Notes in the Private Placement.  The closing of the Private Placement is conditioned on the consummation of the Merger and other customary closing conditions and is expected to occur on or about October 5, 2015.

The Notes have not been and will not be registered under the Securities Act of 1933, or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered only in transactions that are exempt from registration under the Securities Act and applicable state securities laws.

Item 8.01.                           Other Events.

The information included in Item 7.01 of this Form 8-K is incorporated into this Item 8.01.

 Additional Information and Where to Find It
In connection with the proposed combination of Olin with the chlorine products business of The Dow Chemical Company (“TDCC”), Blue Cube Spinco Inc. (“Splitco”) has filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on September 2, 2015, a registration statement on Form S-4 and Form S-1 containing a prospectus and Olin has filed with the SEC, and the SEC declared effective on September 2, 2015, a registration statement on Form S-4 containing a prospectus.  INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPLITCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and other documents filed by Olin, TDCC and Splitco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Splitco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name: George H. Pain
Title: Senior Vice President, General Counsel and Secretary

Date:  September 25, 2015